UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 4, 2016
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona 85254
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 4, 2016, Nuverra Environmental Solutions, Inc. (the “Company”) entered into a Twelfth Amendment to Amended and Restated Credit Agreement (the “ABL Facility Amendment”) by and among Wells Fargo Bank, National Association, as agent (the “Agent”), the lenders named therein (the “Lenders”), and the Company, which further amends the Company’s Amended and Restated Credit Agreement, dated as of February 3, 2014, by and among the Agent, the Lenders, and the Company (as amended, the “ABL Facility”).

The ABL Facility Amendment amends the ABL Facility by amending the refinancing covenant to extend the date by which the Company is required to refinance the ABL Facility in full from November 4, 2016 to November 14, 2016. In addition, pursuant to ABL Facility Amendment, it will constitute an immediate event of default under the ABL Facility if, on or prior to November 14, 2016, the Company has not received the Additional Term Loan Debt (as defined in the ABL Facility) in an amount not less than $10,000,000, which proceeds shall be used to pay down the ABL Facility.

The foregoing description of the ABL Facility Amendment is only a summary and does not purport to be a complete description of the terms and conditions under the ABL Facility Amendment, and such description is qualified in its entirety by reference to the full text of the ABL Facility Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 2.02	Results of Operations and Financial Condition
On November 7, 2016, Nuverra Environmental Solutions, Inc. (the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2016. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

10.1	Twelfth Amendment to Amended and Restated Credit Agreement, dated as of November 4, 2016, by and among the Agent, the Lenders, and the Company

99.1	Press Release, dated November 7, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: November 7, 2016	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Twelfth Amendment to Amended and Restated Credit Agreement, dated as of November 4, 2016, by and among the Agent, the Lenders, and the Company

99.1	Press Release, dated November 7, 2016